EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Wind Energy America Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Robert O. Knutson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 12, 2007              /s/ Robert O. Knutson
                              --------------------------------------------
                              Robert O. Knutson
                              Principal Executive Officer and
                              Principal Financial Officer of Wind Energy
                              America Inc.